Guggenheim Variable Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated February 26, 2016
to the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectuses”) and Statement of Additional Information (the “SAI”), as supplemented from time to time, for Series C (Money Market Series) (the “Portfolio”)

This supplement provides updated information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.
On February 23-24, 2016, the Board of Trustees (the “Board”) of Guggenheim Variable Funds Trust (the “Trust”) approved a Plan of Liquidation pursuant to which the Portfolio will liquidate on or about April 29, 2016 (the “Liquidation Date”), subject to approval by shareholders of the Portfolio. The Board also approved the submission of the Plan of Liquidation to shareholders, including contract owners of variable life insurance and variable annuity contracts (“Contracts”) who have selected the Portfolio for investment through those Contracts and therefore have the right to provide voting instructions with respect to shares of the Portfolio attributable to their Contract, at a meeting of shareholders expected to be held on or about April 15, 2016. The liquidation of the Portfolio will occur only if the Plan of Liquidation is approved by shareholders.
Security Benefit Life Insurance Company (“SBL”), which sponsors the Contracts for which the Portfolio serves as an investment vehicle, has informed the Trust that any assets that remain in the Portfolio on the Liquidation Date will be reallocated to an investment option in accordance with instructions from SBL. SBL has also informed the Trust that shareholders may transfer their interest in the Portfolio at any time prior to the Liquidation Date to any of the other investment options available under the applicable Contract in accordance with the Contract’s terms. Additional information regarding the proposed liquidation, including how to submit voting instructions and further details about transfer rights, will be included in the proxy materials that are anticipated to be mailed to shareholders on or about March 14, 2016. Shareholders may also visit www.guggenheiminvestments.com for more information, or refer to their Contract’s prospectus.
Prior to the Liquidation Date, the Portfolio will engage in business and activities for the purposes of winding down its business and affairs, which includes increasing its cash holdings and deviating from its investment objective, investment strategies, and investment policies as stated in the Prospectuses and SAI.
Apart from the proxy materials, no further notification regarding the liquidation of the Portfolio will be sent by the Trust, unless circumstances change from those described above.
Investors should retain this supplement for future reference.

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